                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |_|  Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
|_|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to ss.240.14a-12

                              DELCATH SYSTEMS, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            LADDCAP VALUE PARTNERS LP
    -------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
                N/A
        (2)     Aggregate number of securities to which transaction applies: N/A
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
        (4) Proposed maximum aggregate value of transaction: N/A (5) Total fee paid: N/A

|_|     Fee paid previously with preliminary materials.

|_|     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid: N/A
        (2)     Form, Schedule or Registration Statement No.: N/A
        (3)     Filing Party: N/A
        (4)     Date Filed: N/A

                            LADDCAP VALUE PARTNERS LP
                           650 FIFTH AVENUE, SUITE 600
                               NEW YORK, NY 10019
                                 (212) 259-2070

Dear Fellow Delcath Stockholders:

        The enclosed preliminary proxy statement is being furnished to stockholders of Delcath Systems, Inc., a Delaware corporation ("Delcath" or the "Company"), by Laddcap Value Partners LP ("Laddcap") in connection with the solicitation of stockholders of Delcath (the "Stockholders") for the 2006 Annual Meeting of Stockholders, including any adjournments or postponements thereof, to:

        (1) withhold votes for the election of two (2) Class III Directors to Delcath's Board of Directors to hold office until the 2009 Annual Meeting of Stockholders of the Company or until their respective successors shall be duly elected and qualified; and

        (2) support the stockholder proposal recommending that the Board of Directors retain a nationally recognized investment banking and/or merger advisory firm.

        Laddcap does not believe that the current Board of Directors is acting in your best interests, and is therefore asking you to withhold your vote for the election of the nominees to the Delcath Board of Directors, and to vote for the stockholder proposal recommending that the Board of Directors retain a nationally recognized investment banking and/or merger advisory firm, at the annual meeting of stockholders scheduled to be held on Tuesday, June 13, 2006 at 11:00 a.m. at the Holiday Inn Select, 700 Main Street, Stamford, Connecticut.

        You may have received, or will be receiving, a proxy solicitation from the Company. For all of the reasons discussed in the materials included with this letter or as otherwise provided pursuant to Regulation 14A, Laddcap strongly urges you to WITHHOLD YOUR VOTE for the elections of Directors to Delcath's Board of Directors and TO SUPPORT the stockholder proposal recommending that the Board of Directors retain a nationally recognized investment banking and/or merger advisory firm.

        IF YOU HAVE ALREADY RETURNED A PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTES BY SIGNING AND RETURNING A LATER DATED PROXY CARD, REVOKING YOUR PRIOR PROXY OR YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

        If you have any questions regarding the procedures by which you can change your vote, if you have already voted, or if you have any questions, kindly contact either Robert Ladd at (212) 259-2070 or The Altman Group, Inc. at
(800) 581-5375 (Banks and Brokerage Firms please call (201) 806-7300). The Altman Group, Inc. is assisting Laddcap with its effort to solicit votes.

        It is important that your shares of Delcath common stock be represented and voted at the Annual Meeting. Accordingly, regardless of whether you plan to attend the Annual Meeting in person, please complete, date, sign the proxy card that has been provided by the Company and WITHHOLD YOUR VOTE for the election of Directors to Delcath's Board of Directors and vote TO SUPPORT the stockholder proposal recommending that the Board of Directors retain a nationally recognized investment banking and/or merger advisory firm.

        Even if you return a signed proxy card, you may still attend the Annual Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

         Thank you for your support.

                                             Very truly yours,

                                             LADDCAP VALUE PARTNERS LP


                                             By: /s/ Robert Ladd
                                                -------------------------------
                                                Robert Ladd, in his capacity as
                                                the managing member of Laddcap
                                                Value Associates LLC, the
                                                general partner of Laddcap
                                                Value Partners LP

                                PRELIMINARY COPY
                               DATED MAY ___, 2006

                            LADDCAP VALUE PARTNERS LP
                           650 FIFTH AVENUE, SUITE 600
                               NEW YORK, NY 10019
                                 (212) 259-2070

                                ----------------

                           PRELIMINARY PROXY STATEMENT

                                ----------------

               TO WITHHOLD VOTES FOR THE ELECTION OF THE NOMINEES
                           TO THE BOARD OF DIRECTORS,

                                       AND

      IN SUPPORT OF THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD OF DIRECTORS RETAIN A NATIONALLY RECOGNIZED INVESTMENT BANKING AND/OR MERGER
                                 ADVISORY FIRM

To Fellow Stockholders of Delcath Systems, Inc.:

        This Preliminary Proxy Statement is furnished by Laddcap Value Partners LP ("Laddcap") in connection with the solicitation of stockholders for the 2006 Annual Meeting of Stockholders of Delcath Systems, Inc. ("Delcath" or the "Company") to be held on Tuesday, June 13, 2006 at 11:00 a.m. at the Holiday Inn Select, 700 Main Street, Stamford, Connecticut, including any adjournments or postponements thereof (the "Annual Meeting"). This Preliminary Proxy Statement is first being sent to stockholders by Laddcap on or about May _____, 2006. Only stockholders of record at the close of business on April 17, 2006 are entitled to notice of, and to vote at, the Annual Meeting.

        Laddcap is soliciting stockholders to:

        (1) withhold votes for the election of two (2) Class III Directors to Delcath's Board of Directors to hold office until the 2009 Annual Meeting of Stockholders of the Company or until their respective successors shall be duly elected and qualified; and

        (2) support the stockholder proposal recommending that the Board of Directors retain a nationally recognized investment banking and/or merger advisory firm.

        Laddcap strongly urges you to WITHHOLD YOUR VOTE for the election of Directors to Delcath's Board of Directors and TO SUPPORT the stockholder proposal recommending that the Board of Directors retain a nationally recognized investment banking and/or merger advisory firm.

        According to Delcath's proxy statement, as of the close of business on April 17, 2006 (the "Record Date"), there were 19,541,674 shares of Delcath's common stock, par value $0.01 per share (the "Common Stock"), outstanding, each share of Common Stock being entitled to one vote on all matters presented at the Annual Meeting. The principal executive offices of the Company, a Delaware corporation, are located at 1100 Summer Street, Stamford, Connecticut 06905.

        As of May ____, 2006, Laddcap is the record owner of an aggregate of 2,033,539 shares of Common Stock, representing approximately 10.4% of the outstanding shares of Common Stock. As of the Record Date, Laddcap was the beneficial owner of an aggregate of 1,952,100 shares of Common Stock, representing approximately 9.9% of the outstanding shares of Common Stock. Laddcap intends to WITHHOLD ITS votes for the election of two (2) Class III Directors to Delcath's Board of Directors; and vote to SUPPORT the stockholder proposal recommending that the Board of Directors retain a nationally recognized investment banking and/or merger advisory firm.

        IF YOU HAVE ALREADY RETURNED A PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTES BY SIGNING AND RETURNING A LATER DATED PROXY CARD. IF YOU HAVE ANY QUESTIONS REGARDING THE PROCEDURES BY WHICH YOU CAN CHANGE YOUR VOTE, IF YOU HAVE ALREADY VOTED, OR IF YOU HAVE ANY QUESTIONS, KINDLY CONTACT THE ALTMAN GROUP, INC. AT (800) 581-5375 (BANKS AND BROKERAGE FIRMS PLEASE CALL (201) 806-7300). THE ALTMAN GROUP, INC. IS ASSISTING LADDCAP WITH ITS SOLICITATION EFFORTS.

        EVEN IF YOU RETURN A SIGNED PROXY CARD, YOU MAY STILL ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON. EVERY STOCKHOLDER'S VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

        IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THEY CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO, (I) VOTE TO WITHHOLD YOUR VOTES FOR THE COMPANY'S SLATE OF DIRECTORS, AND (II) IN SUPPORT OF THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD OF DIRECTORS RETAIN A NATIONALLY RECOGNIZED INVESTMENT BANKING AND/OR MERGER ADVISORY FIRM, AS SOON AS POSSIBLE.

        Any proxy executed by a holder of Common Stock may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of Delcath prior to the Annual Meeting or with the secretary of the Annual Meeting during the Annual Meeting or by submitting a later dated proxy. Attendance at the Annual Meeting will not be sufficient to revoke a proxy unless the stockholder files a written notice of revocation with the secretary of the Annual Meeting.

        Laddcap has retained The Altman Group, Inc. to assist it in communicating with stockholders in connection with this solicitation. If you have any questions about this solicitation or any other questions, The Altman Group, Inc. will be pleased to assist you.

                             THE ALTMAN GROUP, INC.
                                 (800) 581-5375
                 Banks and Brokers Call Collect: (201) 806-7300

                            LADDCAP VALUE PARTNERS LP
                           650 Fifth Avenue, Suite 600
                               New York, NY 10019
                                 (212) 259-2070

                          REASONS FOR THE SOLICITATION

        We are Delcath Systems, Inc.'s largest stockholder, owning more than 2,000,000 shares, which represents over 10% of the outstanding stock. We own more Delcath shares than all of Delcath's directors and officers combined.

        For more than a year, we have been trying to engage in a meaningful dialogue with Delcath's board and management to explore various ways that we can work with Delcath in enhancing value for all stockholders. To our surprise, Delcath's Board and its President, Mr. M.S. Koly, have effectively rejected our efforts.

        Because of Delcath's and Mr. Koly's refusal to engage in a meaningful dialogue, we felt that we were left with no choice but to publicly state our opinions concerning Delcath via alternate means (the cost of which will be borne exclusively by us) and to solicit withhold votes against Mark Corigliano and Victor Nevins, the directors currently standing for reelection at Delcath's annual meeting.

        Additionally, we are soliciting support for our stockholder proposal that Delcath retain a nationally recognized investment banking and/or merger advisory firm.

        To assist you in understanding our position, outlined below are some of the events and facts that have led us to take this action:

        o We believe that Delcath's board lacks any material independent experience regarding development stage public companies and/or the medical device industry. A review of Delcath's proxy will demonstrate that Delcath's independent directors have zero discernable or stated experience with development stage public companies or with the medical device industry. Rather their experience relates to microcomputers, restaurant management, real estate and children's residential summer camps.

        o We think it is appropriate that Delcath avail itself of true expertise. We submitted a stockholder proposal that asked Delcath to do just that. However, as with our requests to participate in a dialogue with management, Delcath has rejected the proposal. We think that gaining the perspective of qualified financial and medical device industry professionals would provide Delcath's directors with information and options that it otherwise would not be provided. In our view, Delcath can only benefit from such advice.

        o The stockholder proposal does not compel the board to sell or merge Delcath now or at any time in the future. In contrast, approval of the stockholder proposal merely allows Delcath and the board to be provided with expert advice from one of the many highly regarded investment banking firms with expertise with development stage public companies and/or the medical device industry. In our experience, the cost/benefit ratio of retaining such a firm will manifest itself in many ways including more favorable capital raising opportunities, more visibility with research analysts, and more visibility within the medical device industry.

        We believe that our interests are aligned with yours - to see enhancement in the value of Delcath for all stockholders. We hope that you will join Laddcap in questioning the people who are leading our company and in demanding accountability from them.

                        VOTING AND REVOCATION OF PROXIES

        Laddcap is not requesting a form of proxy from any Delcath stockholder and this Schedule 14A is not accompanied by a form of proxy. Rather Laddcap is soliciting Delcath's stockholders to use Delcath's proxy card and to WITHHOLD VOTES for the election of the nominees to the Board of Directors, and TO SUPPORT THE STOCKHOLDER PROPOSAL recommending that the board of directors retain a nationally recognized investment banking and/or merger advisory firm.

        Execution of Delcath's proxy card will not affect a stockholder's right to attend the Annual Meeting and to vote in person. In addition, execution of the Delcath's proxy card does not affect a stockholder's right to revoke that proxy and execute a subsequent proxy card. A stockholder who executes and delivers a proxy may revoke it at any time prior to its exercise by filing a written notice of revocation with the Secretary of Delcath at any time prior to the exercise of the proxy during the Annual Meeting or by submitting a later dated proxy. Attendance at the Annual Meeting will not be sufficient to revoke a proxy unless the stockholder files a written notice of revocation with the Secretary at the Annual Meeting.

                                  VOTE REQUIRED

        The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for one or both of the nominees for directors, or which contain one or more abstentions, as well as broker non-vote shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) are counted as present for purposes of determining the presence or absence of a quorum for the meeting.

        All properly executed proxies not revoked will be voted at the meeting as specified in such proxies. As noted above, if no contrary instructions are provided, proxies will be voted for each director nominee and against the stockholder proposal and will be voted in the discretion of the proxy holder on any other matters that properly come before the meeting.

        The directors will be elected by a plurality of the votes cast, in person or by proxy, at the meeting. The nominees receiving the highest number of affirmative votes of the shares voting on the election of directors will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withholds authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality.

        For all other matters that may be submitted to stockholders at the meeting, the affirmative vote of a majority of shares present (in person or represented by proxy) and voting on that matter will be required for approval. Shares abstaining and broker non-votes, since they are not voting on a matter, will not have the same effect as votes against the matter.

        Votes at the meeting will be tabulated by one or more inspectors of election appointed by Delcath's President and Chief Executive Officer.

                              SOLICITATION EXPENSES

        The expenses of preparing, printing and distributing this Preliminary Proxy Statement and the cost of soliciting will be borne by Laddcap. Such expenses are estimated to be approximately $______ of which $_____ have been incurred to date. If it is successful, Laddcap does not intend to seek reimbursement from Delcath for expenses incurred in connection with its proxy solicitation.

        In addition to the use of the mails, solicitation may be made by means of personal calls upon, or telephonic, telegraphic or facsimile communications to or with, stockholders or their personal representatives by certain of Laddcap's participants, none of whom will be specifically compensated for such services. Additionally, the Laddcap participants may use various Internet sites to communicate with Delcath stockholders. Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and Laddcap will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

        Laddcap has retained The Altman Group, Inc. to assist it in the solicitation. The Altman Group will solicit on behalf of Laddcap from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The Altman Group will receive a fee of $_____ for its services to Laddcap for the solicitation.

                        PARTICIPANTS IN THE SOLICITATION

        Under applicable regulations of the Securities and Exchange Commission, Laddcap is deemed to be a "participant" in the solicitation. In addition, Laddcap Value Advisors LLC ("Advisors"), the investment adviser to Laddcap and Laddcap Value Associates LLC ("Associates"), the general partner of Laddcap may be deemed to be a participant. As a result of Robert Ladd being the managing member of Associates, the general partner of Laddcap, he possesses the sole power to vote and the sole power to dispose of the shares of Common Stock held by Laddcap and accordingly for the purposes of Reg. Section 240.13d-3 is deemed to beneficially own such shares.

        In connection with the participants, Laddcap furnishes the following information. Laddcap is a Delaware limited partnership and Associates and Advisors are each a Delaware limited liability company, and all such entities together with Robert Ladd have a business address at 650 Fifth Avenue, Suite 600, New York, New York 10019. As of May _____, 2006, Laddcap is the record holder of 2,033,539 shares of Common Stock. As of the Record Date, Laddcap was the beneficial owner of 1,952,100 shares of Common Stock. Information about transactions by Laddcap in Delcath's Common Stock during the past two years can be found in Appendix A to this Preliminary Proxy Statement. Except as otherwise set forth in this Preliminary Proxy Statement or in Appendix A hereto, none of Laddcap or any of their respective "associates" has any arrangement or understanding with any person with respect to future employment or future transactions with Delcath.

                             THE ALTMAN GROUP, INC.
                                 (800) 581-5375
                 Banks and Brokers Call Collect: (201) 806-7300

                            LADDCAP VALUE PARTNERS LP
                           650 Fifth Avenue, Suite 600
                               New York, NY 10019
                                 (212) 259-2070

                          YOUR VOTE IS VERY IMPORTANT!


--------------------------------------------------------------------------------

* Please vote to WITHHOLD your votes from Delcath's two nominees, Mark Corigliano and Victor Nevins on Delcath's proxy card today.

*       Please vote FOR Proposal #2 on Delcath's proxy card today.

* Even if you have previously voted on Delcath's proxy card, you still have every right to change your vote. But you must act quickly. Please remember - only your LATEST DATED PROXY will determine how your shares are to be voted at the Annual Meeting.

* If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and instruct them to vote WITHHOLD on the Delcath's two nominees and to vote FOR Proposal #2 on the Delcath's proxy card ASAP.

* If you have a copy of the Voting Instruction Form that was sent to you by your bank or broker, you can change your vote by calling the toll-free number on that form or by using the Internet instructions also located on the Voting Instruction Form.

--------------------------------------------------------------------------------

                                                                      APPENDIX A


               RECENT TRANSACTIONS INVOLVING SECURITIES OF DELCATH
                                   BY LADDCAP


--------------------------------------------------------------------------------
    PURCHASE OR SALE          NUMBER OF SHARES                 DATE
--------------------------------------------------------------------------------
        purchase                    20,000                   12/30/04
        purchase                     5,000                    1/6/05
        purchase                    30,000                   1/20/05
        purchase                    10,000                   1/25/05
        purchase                    30,000                   1/28/05
        purchase                    30,330                   1/31/05
        purchase                     7,170                    2/1/05
        purchase                     3,000                    2/2/05
        purchase                     1,800                    2/3/05
        purchase                    23,000                    2/4/05
        purchase                     5,000                    2/9/05
        purchase                     4,700                   2/11/05
        purchase                     5,000                   2/18/05
        purchase                     4,100                   2/25/05
        purchase                    30,300                    3/7/05
          sale                       1,000                    3/7/05
        purchase                    13,600                    3/8/05
        purchase                    12,300                    3/9/05
        purchase                    38,700                   3/10/05
        purchase                     3,000                   3/11/05
        purchase                     7,000                   3/14/05
        purchase                     2,600                   3/16/05
        purchase                     2,000                   3/21/05
        purchase                     2,400                   3/23/05
        purchase                     5,000                    4/1/05
        purchase                     1,000                   4/29/05
        purchase                     7,400                    5/6/05
          sale                       6,000                    5/6/05
        purchase                     2,600                    5/9/05
        purchase                    50,000                   5/11/05
          sale                      60,000                   5/11/05
        purchase                    76,000                   5/12/05
        purchase                    32,600                   5/13/05
        purchase                    14,400                   5/16/05
        purchase                     8,000                   5/17/05
        purchase                     3,400                   5/18/05
        purchase                    10,600                   5/25/05
        purchase                    10,000                    6/1/05
        purchase                     5,000                    6/2/05
        purchase                     4,950                    6/7/05

      PURCHASE OR SALE          NUMBER OF SHARES                 DATE
  ------------------------------------------------------------------------------
          purchase                     3,100                    6/8/05
          purchase                    17,150                   6/10/05
          purchase                     4,800                   6/13/05
          purchase                    16,500                   6/14/05
          purchase                    13,500                   6/15/05
            sale                       3,000                   6/16/05
            sale                       3,400                   6/17/05
          purchase                     9,000                   6/21/05
          purchase                    24,000                   6/23/05
            sale                       1,000                   6/24/05
          purchase                     2,920                   6/27/05
            sale                       4,400                   6/27/05
          purchase                     5,820                   6/30/05
          purchase                    10,060                    7/8/05
          purchase                       100                   7/12/05
          purchase                    47,876                   7/19/05
          purchase                     2,024                   7/20/05
          purchase                    12,400                   7/21/05
          purchase                     8,100                   7/26/05
          purchase                     9,380                   7/27/05
          purchase                    28,770                   7/28/05
          purchase                    13,491                   7/29/05
          purchase                    16,441                    8/1/05
          purchase                       500                    8/3/05
          purchase                    12,430                    8/4/05
          purchase                    18,100                   8/10/05
          purchase                     6,625                   8/11/05
          purchase                    40,502                   8/12/05
          purchase                    21,100                   8/15/05
          purchase                    10,000                   8/16/05
          purchase                     6,000                   8/18/05
          purchase                    19,353                   8/22/05
          purchase                     5,408                   8/25/05
          purchase                    14,640                   10/7/05
          purchase                    43,200                   10/10/05
          purchase                    27,303                   10/11/05
          purchase                     7,800                   10/13/05
          purchase                     8,500                   10/14/05
          purchase                    19,148                   10/18/05
          purchase                    42,900                   10/19/05
          purchase                    44,140                   10/20/05
          purchase                     9,000                   10/25/05
          purchase                    29,000                   10/31/05
          purchase                    51,053                   11/1/05
          purchase                     8,416                   11/2/05
          purchase                    26,794                   11/3/05

    PURCHASE OR SALE          NUMBER OF SHARES                 DATE
--------------------------------------------------------------------------------
        purchase                     3,477                   11/4/05
        purchase                     4,100                   11/7/05
        purchase                     7,200                   11/8/05
        purchase                    52,040                   11/9/05
        purchase                    12,000                   11/10/05
        purchase                    45,000                   11/11/05
        purchase                    11,240                   11/21/05
        purchase                    30,150                   11/23/05
        purchase                     7,100                   11/25/05
        purchase                     6,000                   11/28/05
        purchase                    18,125                   11/30/05
        purchase                     9,100                   12/1/05
        purchase                    24,200                   12/2/05
        purchase                     1,000                   12/5/05
        purchase                    58,500                   12/12/05
        purchase                    41,210                   12/13/05
        purchase                    37,167                   12/14/05
        purchase                     4,500                   12/20/05
        purchase                     3,000                   12/21/05
        purchase                    16,420                   12/22/05
        purchase                    24,615                   12/23/05
        purchase                     3,300                   12/27/05
        purchase                    82,374                   12/28/05
        purchase                    64,389                   12/30/05
        purchase                    27,512                    1/6/06
        purchase                    79,467                    1/9/06
          sale                      79,467                    1/9/06
        purchase                    12,435                   1/11/06
          sale                      15,000                   1/24/06
        purchase                       800                   1/25/06
          sale                      17,448                   1/27/06
          sale                      22,150                   1/30/06
        purchase                    27,200                    2/1/06
        purchase                    58,500                    2/2/06
          sale                      34,450                    2/7/06
          sale                      11,000                    2/8/06
          sale                      14,900                   2/15/06
        purchase                    46,049                   2/16/06
          sale                       9,249                   2/17/06
        purchase                   103,500                   2/22/06
          sale                      30,000                   3/14/06
        purchase                    36,000                   3/15/06
          sale                      48,500                   3/15/06
        purchase                    10,000                   3/16/06
        purchase                    11,475                   3/17/06
        purchase                     7,525                   3/20/06
        purchase                     1,000                   3/23/06

      PURCHASE OR SALE          NUMBER OF SHARES                 DATE
  ------------------------------------------------------------------------------
          purchase                     3,200                   3/29/06
            sale                      12,100                   3/29/06
          purchase                     1,400                   3/30/06
          purchase                    31,600                    4/3/06
          purchase                    25,000                    4/4/06
          purchase                    10,000                    4/5/06
          purchase                     5,000                    4/6/06
          purchase                    22,000                   4/17/06
          purchase                     6,891                   4/21/06
          purchase                    27,300                   4/28/06
          purchase                    23,548                   5/10/06
          purchase                    23,700                   5/19/06